                                                                   Exhibit 10.23


                                                                  EXECUTION COPY



                       SHARE PURCHASE AND SALE AGREEMENT


                                 BY AND BETWEEN


                        ASIA NETCOM CORPORATION LIMITED


                                      AND


                        CNC NETWORK CORPORATION LIMITED


                                  DATED AS OF


                                 JUNE 30, 2004

                               Table of Contents

                                                                            Page
                                                                            ----

ARTICLE I PURCHASE AND SALE OF SHARES........................................1
  Section 1.1    Sale and Transfer of Shares.................................1
  Section 1.2    The Purchase Price..........................................1

ARTICLE II THE CLOSING.......................................................1
  Section 2.1    The Closing.................................................2
  Section 2.2    Deliveries by Seller........................................2
  Section 2.3    Deliveries by Purchaser.....................................2
  Section 2.4    Deliveries by Seller and Purchaser..........................2

ARTICLE III REPRESENTATIONS AND WARRANTIES OF SELLER.........................2
  Section 3.1    Organization................................................3
  Section 3.2    Authorization; Validity of Agreement........................3
  Section 3.3    Execution; Validity of Agreement............................3
  Section 3.4    Consents and Approvals; No Violations.......................3
  Section 3.5    No Other Representations....................................4

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER.......................4
  Section 4.1    Organization................................................4
  Section 4.2    Authorization; Validity of Agreement........................4
  Section 4.3    Consents and Approvals; No Violations.......................4

ARTICLE V COVENANTS..........................................................5
  Section 5.1    Seller Transactions.........................................5
  Section 5.2    Purchaser Transactions......................................5
  Section 5.3    Service and Capacity Transactions...........................6

ARTICLE VI TERMINATION.......................................................6
  Section 6.1    Termination.................................................6
  Section 6.2    Effect of Termination.......................................6

ARTICLE VII DEFINITIONS AND INTERPRETATION...................................7
  Section 7.1    Definitions.................................................7
  Section 7.2    Interpretation..............................................9

ARTICLE VIII MISCELLANEOUS..................................................10
  Section 8.1    Fees and Expenses..........................................10
  Section 8.2    Amendment and Modification.................................10
  Section 8.3    Notices....................................................10
  Section 8.4    Counterparts...............................................11
  Section 8.5    Entire Agreement; No Third Party Beneficiaries.............11
  Section 8.6    Severability...............................................11
  Section 8.7    Governing Law..............................................11
  Section 8.8    Venue......................................................11
  Section 8.9    Time of Essence............................................11
  Section 8.10   Further Assurances.........................................11
  Section 8.11   Extension; Waiver..........................................11
  Section 8.12   Assignment.................................................12

ANNEX A.....................................................................14

ANNEX B......................................................................1


                       SHARE PURCHASE AND SALE AGREEMENT

     Share Purchase and Sale Agreement, dated as of June 30, 2004, by and between Asia Netcom Corporation Limited, a company organized and existing under the laws of Bermuda ("SELLER") and CNC Network Corporation Limited, a company organized and existing under the laws of the British Virgin Islands ("PURCHASER"). Certain capitalized terms used in this Agreement have the meanings assigned to them in Article VII on page 7 hereof.

     WHEREAS, Seller owns all of the issued and outstanding Shares of East Asia Netcom Limited, (the "COMPANY"), a company organized and existing under the laws of Bermuda; and

     WHEREAS, each of the boards of directors of Purchaser and Seller has approved, and deems it advisable and in the best interests of its respective shareholders to consummate, the acquisition of the Company by Purchaser, which acquisition is to be effected by the purchase of all the outstanding share capital of the Company by Purchaser upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I

                          PURCHASE AND SALE OF SHARES

     Section 1.1 Sale and Transfer of Shares. Subject to the terms and conditions of this Agreement, Seller hereby sells, conveys, assigns, transfers and delivers to Purchaser all the issued and outstanding Shares, and Purchaser hereby purchases all the issued and outstanding Shares from Seller, free and clear of all Encumbrances, except for Encumbrances arising by operation of law, and provided that such sale, conveyance, assignment, transfer and purchase shall be made expressly subject to the EAN Charge.

     Section 1.2 The Purchase Price. Subject to the terms and conditions of this Agreement, in consideration of the aforesaid sale, conveyance, assignment, transfer and delivery to Purchaser of the Shares, upon the execution of this Agreement, Purchaser shall deliver to Seller a Note in the principal amount of US$43,362,136.00, in substantially the form attached as Annex A hereto.


                                   ARTICLE II

                                  THE CLOSING

     Section 2.1 The Closing. The Closing of the sale and purchase of the Shares by Seller and Purchaser shall take place as soon as practicable hereafter at such time and place as the parties may determine.

     Section 2.2   Deliveries by Seller. At the Closing, Seller shall deliver to
Purchaser:

          (a) one or more certificates representing all the issued and outstanding Shares, each such certificate to be duly and validly endorsed in favor of Purchaser or accompanied by a separate share transfer form duly and validly executed by Seller and otherwise sufficient to vest in Purchaser good title to such Shares;

          (b) the register of shareholders of the Company evidencing the registration of the Shares to the name of the Purchaser on the Closing Date, subject to the EAN Charge;

          (c) all other previously undelivered documents required to be delivered by Seller to Purchaser at or prior to the Closing in connection with the Transactions; and

          (d) such evidence as may be reasonably requested by Purchaser of the completion of the transactions contemplated in Sections 5.1 and 5.3 hereof.

     Section 2.3 Deliveries by Purchaser. At the Closing, Purchaser shall deliver to the Seller:

          (a) such other documents as are required to be delivered by Purchaser to Seller pursuant hereto; and

          (b) such evidence as may be reasonably requested by Seller of the completion of the transactions contemplated by Sections 5.2 and 5.3 hereof.

     Section 2.4   Deliveries by Seller and Purchaser.

     At the Closing, Purchaser shall duly execute and deliver to Seller, DB Trustees (Hong Kong) Limited, KDDI and NEC, and Seller shall duly execute and deliver to Purchaser, DB Trustees (Hong Kong) Limited, KDDI and NEC, an amendment to the EAN Share Charge in the form of a Deed of Acknowledgement and Agreement, in substantially the form of Annex B hereto.


                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to Purchaser that all of the statements contained in this Article III are true and correct as of the date of this Agreement (or, if made as of a specified date, as of such date).

     Section 3.1 Organization. Seller is a company duly organized, validly existing and in good standing under the laws of Bermuda with full corporate power and authority to conduct its business as it is now being conducted and to own or use the properties and assets that it purports to own or use.

     Section 3.2 Authorization; Validity of Agreement. Seller has full corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder, and to consummate the Transactions. The execution, delivery and performance by Seller of this Agreement and the consummation of the Transactions have been duly authorized by the board of directors and shareholders of Seller, no other corporate action on the part of Seller is necessary to authorize the execution, delivery and performance by Seller of this Agreement or the consummation of the Transactions.

     Section 3.3 Execution; Validity of Agreement. This Agreement has been duly executed and delivered by Seller, and, assuming due and valid authorization, execution and delivery hereof by Purchaser, is a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and (b) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any Proceeding therefor may be brought.

     Section 3.4 Consents and Approvals; No Violations. (a) Seller is not and will not be required to obtain any consent from any Person in connection with the execution and delivery of this Agreement, the consummation of any of the Transactions or the performance by Seller of its obligations under this Agreement, except for such consents as have been obtained and remain in full force and effect.

          (b) None of the execution, delivery or performance of this Agreement by Seller, the consummation by Seller of the Transactions or compliance by Seller with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the memorandum of association or bye-laws of Seller,
(ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity other than the Bermuda Monetary Authority, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Seller or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller, any of its Subsidiaries or any of their properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such violations, breaches or defaults which (A) would not, individually or in the aggregate, have a Material Adverse Effect on Seller's ability to consummate the Transactions or (B) would become applicable as a result of the business or activities in which Purchaser is or proposes to be engaged or as a result of any acts or omissions by, or the status of any facts pertaining to, Purchaser.

     Section 3.5 No Other Representations. Except for the representations and warranties contained in this Article III, neither Seller nor any other person or entity acting on behalf of Seller, makes any representation or warranty, express or implied.


                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser represents and warrant to Seller that:

     Section 4.1 Organization. Purchaser is a company duly organized, validly existing and in good standing under the laws of the British Virgin Islands, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use.

     Section 4.2 Authorization; Validity of Agreement. (a) Purchaser has full corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder, and to consummate and the Transactions. The execution, delivery and performance by Purchaser of this Agreement and the consummation of the Transactions have been duly authorized by the board of directors of Purchaser, and no other corporate action on the part of Purchaser is necessary to authorize the execution and delivery by Purchaser of this Agreement or the consummation of the Transactions. This Agreement has been duly executed and delivered by Purchaser, and, assuming due and valid authorization, execution and delivery hereof by Seller, is a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any Proceeding therefor may be brought.

     Section 4.3 Consents and Approvals; No Violations. (a) Purchaser is not, and will not be required, to obtain any consent from any Person in connection with the execution and delivery of this Agreement, the consummation of any of the Transactions or the performance by Purchaser of its obligations under this Agreement, except for such consents as have been obtained and remain in full force and effect.

          (b) None of the execution, delivery or performance of this Agreement by Purchaser, the consummation by Purchaser of the Transactions or compliance by Purchaser with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the certificate of incorporation or by-laws of Purchaser, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity other than the Bermuda Monetary Authority,
(iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Purchaser is a party or by which it or any of its properties or assets may be bound, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser, any of its properties or assets, excluding from the foregoing clauses (ii), (iii) and (iv) such violations, breaches or defaults which would not, individually or in the aggregate, have a Material Adverse Effect on Purchaser's ability to consummate the Transactions.


                                   ARTICLE V

                                   COVENANTS

     Section 5.1   Seller Transactions.

     Prior to or contemporaneously with the Closing, Seller shall cause the following transactions to be completed:

          (a) Seller shall cause EAN UK to transfer to ANC Singapore of all the issued and outstanding shares of each of:

               (1)  Asia Netcom Services (S) Pte. Ltd.;

               (2)  Asia Netcom Australia Pty Ltd.; and

               (3)  Asia Netcom Singapore Pte Ltd.,

(collectively, the "THREE SERVICE COMPANIES") for consideration in an amount equal to $401,000; it being understood and agreed that the transfer of the shares of Asia Netcom Singapore Pte Ltd. shall be made expressly subject to the ANS Charge;

          (b) Seller shall cause East Asia Netcom Philippines, Inc. to transfer to South Asia ANC Philippines Services Inc., a wholly-owned subsidiary of ANC Singapore, all substantial operations, staff and contracts of East Asia Netcom Philippines, Inc.; and

          (c) Seller shall cause China Netcom Holdings (BVI) Limited to be nominated as the notional beneficiary of Taiwan STAR Trust;

     Section 5.2   Purchaser Transactions

     Prior to or contemporaneously with the Closing, Purchaser shall cause the following transactions to be completed:

          (a) Purchaser shall cause China Netcom Corporation International Limited to transfer OpCo and OpCo's subsidiaries, China Netcom (USA) Operations Inc. and Asia Netcom (UK) Limited (formerly known as China Netcom (UK) Operations Limited), to ANC Singapore; and

          (b) Purchaser shall cause Pacific Netcom (BVI) Limited and its Taiwan Branch to be transferred to East Asia Network Holding Taiwan Inc. under the Taiwan Trust.

     Section 5.3   Service and Capacity Transactions.

     Prior to or contemporaneously with the Closing, Purchaser and Seller shall cause the following transactions to be completed:

          (a) Each of Seller and the Company shall duly execute and deliver the Management Services Agreement;

          (b) Each of Seller and the Company shall duly execute and deliver the Capacity Purchase Agreement; and

          (c) Each of Seller and the Company shall duly execute and deliver the Capacity Lease Agreement.


                                   ARTICLE VI

                                  TERMINATION

     Section 6.1 Termination. The Transactions may be terminated or abandoned at any time prior to the Closing Date:

          (a)  By the mutual written consent of Purchaser and Seller; or

          (b) By Purchaser or Seller if any Governmental Entity shall have issued an order, decree or ruling or taken any other action (which order, decree, ruling or other action the parties hereto shall use their best reasonable efforts to lift) which permanently restrains, enjoins or otherwise prohibits the acquisition by Purchaser of the Shares and such order, decree, ruling or other action shall have become final and non-appealable;

     Section 6.2 Effect of Termination. In the event of the termination or abandonment of the Transactions by any party hereto pursuant to the terms of this Agreement, written notice thereof shall forthwith be given to the other party or parties specifying the provision hereof pursuant to which such termination or abandonment of the Transactions is made, and there shall be no liability or obligation thereafter on the part of Purchaser or Seller except for fraud or for willful breach of this Agreement prior to such termination or abandonment of the Transactions.

                                  ARTICLE VII

                         DEFINITIONS AND INTERPRETATION


     Section 7.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context clearly requires otherwise:

     "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

     "Agreement" or "this Agreement" shall mean this Share Purchase and Sale Agreement, together with the Annexure hereto.

     "ANC Singapore" shall mean Asia Netcom Corporation (Singapore) Pte. Ltd.

     "ANS Charge" shall mean EAN UK's charge of the shares of Asia Netcom Singapore Pte Ltd. pursuant to the ANS Share Charge.

     "ANS Share Charge" shall mean the agreement dated May 14, 2002 entered into between EAN UK as chargor and NEC as chargee.

     "Capacity Lease Agreement" means the agreement dated June 30, 2004, relating to the lease by Seller from the Company and its subsidiaries certain telecommunications services and other related services, entered into between Seller and the Company.

     "Capacity Purchase Agreement" means the agreement dated June 30, 2004, relating to the acquisition by Seller of an indefeasible right to use a certain amount of telecommunications of capacity on the East Asia Crossing Submarine Cable Systems, including the various terrestrial backhaul systems, entered into between Seller and the Company.

     "Closing" shall mean the closing referred to in Section 2.1.

     "Closing Date" shall mean the date on which the Closing occurs.

     "Company" shall mean East Asia Netcom Limited, a company organized and existing under the laws of Bermuda.

     "EAN Charge" shall mean the Seller's charge of the Shares to DB Trustees (Hong Kong) Limited pursuant to the EAN Share Charge.

     "EAN Share Charge" shall mean the agreement dated March 10, 2003 entered into among Seller, as chargor, DB Trustees (Hong Kong) Limited, as chargee, KDDI and NEC as beneficiaries.

     "EAN UK" shall mean East Asia Netcom UK Holdings Limited.

     "Encumbrances" shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Governmental Entity" shall mean a court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or agency.

     "KDDI" shall mean KDDI Submarine Cable Systems, Inc.

     "Management Services Agreement" shall mean the agreement dated June 30, 2004 relating to the roles and responsibilities of Seller and the Company and their respective subsidiaries with regard to the continued provision of certain services by Seller and its subsidiaries, entered into between Seller and the Company.

     "Material Adverse Effect" on a Person means a material adverse effect on
(i) the ability of such Person to observe the provisions of, and to perform its obligations under, this Agreement; or (ii) the financial condition, business, assets, operations, properties or prospects of such Person.

     "NEC" shall mean NEC Corporation.

     "Note" shall mean a promissory note in the principal amount of US$43,362,136.00, in substantially the form attached as Annex A hereto.

     "OpCo" shall mean China Netcom (Hong Kong) Operations Limited, a corporation organized and existing under the laws of Hong Kong.

     "Person" shall mean a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity or organization.

     "Proceeding" shall mean any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Entity or arbitrator.

     "Purchase Price" shall mean the amount set forth in Section 1.2.

     "Purchaser" shall mean CNC Network Corporation Limited, a company organized and existing under the laws of the British Virgin Islands.

     "Seller" shall mean Asia Netcom Corporation Limited, a company organized and existing under the laws of Bermuda.

     "Shares" shall mean common shares, par value US$0.01, issued by the Company.

     "Taiwan STAR Trust" means the trust settled on March 7, 2003 pursuant to
Part VIII of the Trusts Law (2001 Revision) of the Cayman Islands of which Wilmington Trust (Cayman) Ltd. is the trustee.

     "Three Service Companies" shall mean, collectively, Asia Netcom Services
(S) Pte. Ltd., Asia Netcom Australia Pty Ltd., and Asia Netcom Singapore Pte
Ltd.

     "Transactions" shall mean all the transactions provided for or contemplated by this Agreement.

     Section 7.2 Interpretation. (a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (b) When a reference is made in this Agreement to a section or article, such reference shall be to a section or article of this Agreement unless otherwise clearly indicated to the contrary.

          (c) Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation."

          (d) The words "hereof", "hereto", "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified.

          (e) The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

          (f) A reference to any party to this Agreement or any other agreement or document shall include such party's successors and permitted assigns.

          (g) A reference to any legislation or to any provision of any legislation shall include any amendment to, and any modification or re-enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto.

          (h) The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.


                                  ARTICLE VIII

                                  MISCELLANEOUS

          Section 8.1 Fees and Expenses. All costs and expenses incurred in connection with this Agreement and the consummation of the Transactions shall be paid by the party incurring such expenses, except as specifically provided to the contrary in this Agreement.

          Section 8.2 Amendment and Modification. This Agreement may be amended, modified and supplemented in any and all respects, but only by a written instrument signed by all of the parties hereto expressly stating that such instrument is intended to amend, modify or supplement this Agreement.

          Section 8.3 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when mailed, delivered personally, telecopied (which is confirmed) or sent by an overnight courier service, such as Federal Express, to the parties at the following addresses (or at such other address for a party as shall be specified by such party by like notice):

if to Purchaser, to:

                 CNC Network Corporation Limited
                 c/o China Netcom
                 59/F, Bank of China Tower
                 1 Garden Road, Central
                 Hong Kong
                 Attention: Sun, Wenlong, General Counsel
                 Facsimile: +852 2121-2819

if to Seller, to:

                 Asia Netcom Corporation Limited
                 c/o 46/F, Cheung Kong Center
                 2 Queen's Road, Central
                 Hong Kong
                 Attention: General Counsel
                 Facsimile: +852 2121 2819

          Section 8.4 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties.

          Section 8.5 Entire Agreement; No Third Party Beneficiaries. This Agreement (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof and (b) is not intended to confer upon any Person other than the parties hereto and thereto and the officers and directors of Seller any rights or remedies hereunder.

          Section 8.6 Severability. Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

          Section 8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

          Section 8.8 Venue. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of New York or any New York supreme court in the event any dispute arises out of this Agreement or any of the Transactions, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it shall not bring any action relating to this Agreement or any of the Transactions in any court other than a federal or state court sitting in the State of New York.

          Section 8.9 Time of Essence. Each of the parties hereto hereby agrees that, with regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

          Section 8.10 Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

          Section 8.11 Extension; Waiver. At any time prior to the Closing Date, either party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

          Section 8.12 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Purchaser may assign, in its sole discretion, all (but not less than all) of its rights and interests hereunder to any direct or indirect wholly-owned subsidiary of Purchaser. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

     IN WITNESS WHEREOF, Purchaser and Seller have executed this Agreement or caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.


                                            CNC Network Corporation Limited


                                            By:     /s/ Hu Ji
                                                ________________________________
                                            Name:   Hu Ji
                                            Title:  Director


                                            Asia Netcom Corporation Limited


                                            By:     /s/ Wenlong Sun
                                                ________________________________
                                            Name:   Wenlong Sun
                                            Title:  Director

                                     ANNEX A


                             FORM OF PROMISSORY NOTE


                                 PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS NOTE NOR ANY INTEREST THEREIN MAY BE REOFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER SAID ACT OR EVIDENCE SATISFACTORY TO CNC NETWORK CORPORATION LIMITED, THAT SUCH REGISTRATION IS NOT REQUIRED.



US$43,362,136.00                                                   JUNE 30, 2004


     FOR VALUE RECEIVED, the undersigned, CNC Network Corporation Limited, a company organized and existing under the laws of the British Virgin Islands ("OBLIGOR"), promises to pay to Asia Netcom Corporation Limited, a company organized and existing under the laws of Bermuda ("HOLDER"), the principal amount of Forty-Three Million Three Hundred and Sixty-Two Thousand and One Hundred and Thirty-Six United States Dollars (US$43,362,136.00), as hereinafter provided. Such principal shall be payable in money of the United States of America lawful at such time for the payment of public and private debts.

     Payment. The entire principal amount of this Note shall be payable on demand.

     Interest. No interest shall be payable on any principal amount outstanding.

     Method of Payment. Payment of principal hereunder shall be made by wire transfer of next-day funds to the account of Holder specified below:

     Name of Account:   Asia Netcom Corporation Limited
     Account Number:    01-56-00607-5
     Name of Bank:      Industrial and Commercial Bank of China (Asia) Ltd
     Bank I.D. Number:  072
     Branch code:       861
     SWIFT Code:        UBHKHKHH

     Waivers. Obligor hereby waives presentment, diligence, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note, and all other notices of any kind in connection with the delivery, acceptance, performance, default or enforcement of this Note.

     Successors. The provisions hereof shall be binding upon the legal representatives, successors and assigns of Obligor and shall inure to the benefit of Holder and its successors by operation of law.

     Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws thereof.

     IN WITNESS WHEREOF, Obligor has executed this Note as of the day and year first above written.


                                            CNC Network Corporation Limited



                                            By:_________________________________
                                            Name:
                                            Title:

                                     ANNEX B


                  FORM OF DEED OF ACKNOWLEDGEMENT AND AGREEMENT

                                       1